SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549
                         _________________________

                                 FORM 8-K

                              CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 11, 1997


                            AlliedSignal Inc.
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          (Exact name of registrant as specified in its charter)


    Delaware                      1-8974                   22-2640650
 --------------                ------------              --------------
(State or other                (Commission             (I.R.S. Employer
jurisdiction of                File Number)            Identification No.)
incorporation)


        101 Columbia Road
         P.O. Box 4000
     Morristown, New Jersey                                    07962-2497
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (201) 455-2000




Item 9.	Sales of Equity Securities Pursuant to Regulation S.
       	----------------------------------------------------


    	On September 11, 1997, in reliance on Regulation S and pursuant to an established employee stock purchase plan, CIBC Wood Gundy plc purchased 598 shares of AlliedSignal Inc. common stock on the London Stock Exchange on behalf of foreign nationals domiciled abroad and employed by affiliates of the Registrant. The shares were purchased at a price of 32,094.66 pounds sterling per share, for a total price, including commissions, of 32,335.36 pounds sterling.


                                SIGNATURES
                                ----------

     	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 AlliedSignal Inc.
                                 (Registrant)



Date:  September 23, 1997       By:/s/ Peter M. Kreindler
                                -----------------------------
                                Peter M. Kreindler
                                Senior Vice President,
                                General Counsel and Secretary